CNA Financial Corporation
Supplemental Financial Information

June 30, 2019

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Statements of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2019	2018	Change	2019	2018	Change
Revenues:
Net earned premiums	$1,824	$1,815	—%	$3,627	$3,600	1%
Net investment income	515	506	2	1,086	996	9
Net investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(6)	—		(20)	(6)
Other net investment gains (losses)	(12)	(1)		33	17
Net investment gains (losses)	(18)	(1)		13	11
Non-insurance warranty revenue	285	248		566	486
Other revenues	4	6		13	16
Total revenues	2,610	2,574	1	5,305	5,109	4
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,352	1,327		2,709	2,666
Amortization of deferred acquisition costs	338	359		680	655
Non-insurance warranty expense	263	225		523	441
Other operating expenses	281	298		564	601
Interest	34	35		68	70
Total claims, benefits and expenses	2,268	2,244	(1)	4,544	4,433	(3)
Income (loss) before income tax	342	330		761	676
Income tax (expense) benefit	(64)	(60)		(141)	(115)
Net income (loss)	$278	$270	3%	$620	$561	11%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended June 30	Three Months		Six Months
(In millions, except per share data)	2019	2018	2019	2018
Components of Income (Loss)
Core income (loss)	$294	$270	$612	$551
Net investment gains (losses)	(16)	—	8	10
Net income (loss)	$278	$270	$620	$561

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$1.08	$0.99	$2.25	$2.02
Net investment gains (losses)	(0.06)	—	0.03	0.04
Diluted earnings (loss) per share	$1.02	$0.99	$2.28	$2.06

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.6	271.5	271.6	271.5
Diluted	272.4	272.4	272.5	272.4

Return on Equity
Net income (loss) (1)	9.5%	9.4%	10.6%	9.5%
Core income (loss) (2)	9.9	9.1	10.2	9.1
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	June 30, 2019	December 31, 2018
Total investments	$46,747	$44,486
Reinsurance receivables, net of allowance for uncollectible receivables	4,234	4,426
Total assets	59,963	57,152
Insurance reserves	37,914	36,764
Debt	2,678	2,680
Total liabilities	47,876	45,935
Accumulated other comprehensive income (loss) (1)	120	(878)
Total stockholders' equity	12,087	11,217

Book value per common share	$44.52	$41.32
Book value per common share excluding AOCI	$44.08	$44.55

Outstanding shares of common stock (in millions of shares)	271.5	271.5

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,410	$10,411

Three Months Ended June 30	2019	2018
Net cash flows provided (used) by operating activities	$227	$136
Net cash flows provided (used) by investing activities	(56)	(50)
Net cash flows provided (used) by financing activities	(123)	(74)
Net cash flows provided (used) by operating, investing and financing activities	$48	$12

Six months ended June 30	2019	2018
Net cash flows provided (used) by operating activities	$514	$354
Net cash flows provided (used) by investing activities	233	439
Net cash flows provided (used) by financing activities	(788)	(855)
Net cash flows provided (used) by operating, investing and financing activities	$(41)	$(62)
(1) As of June 30, 2019 and December 31, 2018, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,816 million and $1,078 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of June 30, 2019 is preliminary.

Property & Casualty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$3,035	$2,975	2%		$6,001	$5,966	1%
Net written premiums	1,874	1,769	6		3,680	3,582	3

Net earned premiums	1,694	1,684	1		3,368	3,335	1
Net investment income	303	302			663	587
Non-insurance warranty revenue	285	248			566	486
Other revenues	3	7			11	16
Total operating revenues	2,285	2,241	2		4,608	4,424	4
Insurance claims and policyholders' benefits	1,055	1,014			2,125	2,009
Amortization of deferred acquisition costs	338	359			680	655
Non-insurance warranty expense	263	225			523	441
Other insurance related expenses	229	206			454	453
Other expenses	22	29			49	47
Total claims, benefits and expenses	1,907	1,833	(4)		3,831	3,605	(6)
Core income (loss) before income tax	378	408			777	819
Income tax (expense) benefit on core income (loss)	(80)	(89)			(165)	(173)
Core income (loss)	$298	$319	(7)%		$612	$646	(5)%

Other Performance Metrics
Underwriting gain (loss)	$72	$105	(31)%		$109	$218	(50)%

Loss & LAE ratio	61.9%	59.9%	(2.0)	pts	62.7%	59.9%	(2.8)	pts
Acquisition expense ratio	19.3	20.0	0.7		19.7	19.7	—
Underwriting expense ratio	14.1	13.5	(0.6)		14.0	13.5	(0.5)
Expense ratio	33.4	33.5	0.1		33.7	33.2	(0.5)
Dividend ratio	0.4	0.4	—		0.4	0.4	—
Combined ratio	95.7%	93.8%	(1.9)	pts	96.8%	93.5%	(3.3)	pts
Combined ratio excluding catastrophes and development	94.6%	95.3%	0.7	pts	94.8%	94.3%	(0.5)	pts

Net accident year catastrophe losses incurred	$38	$26			$96	$60
Effect on loss & LAE ratio	2.2%	1.6%	(0.6)	pts	2.9%	1.8%	(1.1)	pts

Net prior year development and other: (favorable) / unfavorable	$(19)	$(52)			$(28)	$(88)
Effect on loss & LAE ratio	(1.1)%	(3.1)%	(2.0)	pts	(0.9)%	(2.6)%	(1.7)	pts

Rate	4%	1%	3	pts	3%	2%	1	pts
Renewal premium change	5%	4%	1	pts	4%	5%	(1)	pts
Retention	83%	83%	—	pts	83%	84%	(1)	pts
New business	$358	$332	8%		$688	$687	—%

Specialty - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$1,724	$1,736	(1)%		$3,425	$3,507	(2)%
Net written premiums	713	688	4		1,411	1,374	3

Net earned premiums	688	683	1		1,349	1,355	—
Net investment income	134	130			289	252
Non-insurance warranty revenue	285	248			566	486
Other revenues	(1)	—			—	1
Total operating revenues	1,106	1,061	4		2,204	2,094	5
Insurance claims and policyholders' benefits	396	373			789	753
Amortization of deferred acquisition costs	152	149			299	294
Non-insurance warranty expense	263	225			523	441
Other insurance related expenses	76	70			146	134
Other expenses	12	12			24	23
Total claims, benefits and expenses	899	829	(8)		1,781	1,645	(8)
Core income (loss) before income tax	207	232			423	449
Income tax (expense) benefit on core income (loss)	(46)	(49)			(93)	(95)
Core income (loss)	$161	$183	(12)%		$330	$354	(7)%

Other Performance Metrics
Underwriting gain (loss)	$64	$91	(30)%		$115	$174	(34)%

Loss & LAE ratio	57.4%	54.6%	(2.8)	pts	58.3%	55.4%	(2.9)	pts
Acquisition expense ratio	21.3	20.8	(0.5)		21.2	20.5	(0.7)
Underwriting expense ratio	11.8	11.2	(0.6)		11.8	11.1	(0.7)
Expense ratio	33.1	32.0	(1.1)		33.0	31.6	(1.4)
Dividend ratio	0.2%	0.2	—		0.2%	0.2	—
Combined ratio	90.7%	86.8%	(3.9)	pts	91.5%	87.2%	(4.3)	pts
Combined ratio excluding catastrophes and development	93.2%	92.7%	(0.5)	pts	93.4%	92.2%	(1.2)	pts

Net accident year catastrophe losses incurred	$1	$3			$13	$6
Effect on loss & LAE ratio	0.1%	0.5%	0.4	pts	1.0%	0.5%	(0.5)	pts

Net prior year development and other: (favorable) / unfavorable	$(18)	$(44)			$(38)	$(74)
Effect on loss & LAE ratio	(2.6)%	(6.4)%	(3.8)	pts	(2.9)%	(5.5)%	(2.6)	pts

Rate	4%	2%	2	pts	4%	2%	2	pts
Renewal premium change	5%	5%	—	pts	4%	5%	(1)	pts
Retention	88%	83%	5	pts	89%	84%	5	pts
New business	$97	$93	4%		$183	$173	6%

Commercial - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2019	2018	Change		2019	2018	Change
Gross written premiums	$1,024	$925	11%		$1,965	$1,805	9%
Net written premiums	912	810	13		1,761	1,642	7

Net earned premiums	763	753	1		1,526	1,496	2
Net investment income	154	157			344	306
Other revenues	3	8			10	16
Total operating revenues	920	918	—		1,880	1,818	3
Insurance claims and policyholders' benefits	512	475			1,027	948
Amortization of deferred acquisition costs	130	127			257	248
Other insurance related expenses	119	126			249	253
Other expenses	7	10			18	21
Total claims, benefits and expenses	768	738	(4)		1,551	1,470	(6)
Core income (loss) before income tax	152	180			329	348
Income tax (expense) benefit on core income (loss)	(32)	(37)			(70)	(72)
Core income (loss)	$120	$143	(16)%		$259	$276	(6)%

Other Performance Metrics
Underwriting gain (loss)	$2	$25	(92)%		$(7)	$47	(115)%

Loss & LAE ratio	66.5%	62.4%	(4.1)	pts	66.7%	62.7%	(4.0)	pts
Acquisition expense ratio	16.2	17.9	1.7		17.1	17.9	0.8
Underwriting expense ratio	16.4	15.6	(0.8)		16.1	15.5	(0.6)
Expense ratio	32.6	33.5	0.9		33.2	33.4	0.2
Dividend ratio	0.6	0.7	0.1		0.6	0.7	0.1
Combined ratio	99.7%	96.6%	(3.1)	pts	100.5%	96.8%	(3.7)	pts
Combined ratio excluding catastrophes and development	94.9%	95.0%	0.1	pts	95.7%	94.4%	(1.3)	pts

Net accident year catastrophe losses incurred	$37	$19			$77	$48
Effect on loss & LAE ratio	4.9%	2.5%	(2.4)	pts	5.1%	3.2%	(1.9)	pts

Net prior year development and other: (favorable) / unfavorable	$—	$(6)			$(3)	$(12)
Effect on loss & LAE ratio	(0.1)%	(0.9)%	(0.8)	pts	(0.3)%	(0.8)%	(0.5)	pts

Rate	3%	1%	2	pts	2%	1%	1	pts
Renewal premium change	5%	4%	1	pts	4%	5%	(1)	pts
Retention	85%	86%	(1)	pts	85%	85%	—	pts
New business	$186	$157	18%		$350	$339	3%

International - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2019	2018			2019	2018	Change
Gross written premiums	$287	$314	(9)%		$611	$654	(7)%
Net written premiums	249	271	(8)		508	566	(10)

Net earned premiums	243	248	(2)		493	484	2
Net investment income	15	15			30	29
Other revenues	1	(1)			1	(1)
Total operating revenues	259	262	(1)		524	512	2
Insurance claims and policyholders' benefits	147	166			309	308
Amortization of deferred acquisition costs	56	83			124	113
Other insurance related expenses	34	10			59	66
Other expenses	3	7			7	3
Total claims, benefits and expenses	240	266	10		499	490	(2)
Core income (loss) before income tax	19	(4)			25	22
Income tax (expense) benefit on core income (loss)	(2)	(3)			(2)	(6)
Core income (loss)	$17	$(7)	N/M	%	$23	$16	44%

Other Performance Metrics
Underwriting gain (loss)	$6	$(11)	155%		$1	$(3)	133%

Loss & LAE ratio	60.2%	66.8%	6.6	pts	62.5%	63.7%	1.2	pts
Acquisition expense ratio	23.8	23.7	(0.1)		23.9	22.9	(1.0)
Underwriting expense ratio	13.5	14.2	0.7		13.3	14.2	0.9
Expense ratio	37.3	37.9	0.6		37.2	37.1	(0.1)
Dividend ratio	—	—	—		—	—	—
Combined ratio	97.5%	104.7%	7.2	pts	99.7%	100.8%	1.1	pts
Combined ratio excluding catastrophes and development	97.4%	103.8%	6.4	pts	95.7%	100.0%	4.3	pts

Net accident year catastrophe losses incurred	$—	$4			$6	$6
Effect on loss & LAE ratio	0.2%	1.6%	1.4	pts	1.3%	1.3%	—	pts

Net prior year development and other: (favorable) / unfavorable	$(1)	$(2)			$13	$(2)
Effect on loss & LAE ratio	(0.1)%	(0.7)%	(0.6)	pts	2.7%	(0.5)%	(3.2)	pts

Rate	7%	3%	4	pts	6%	3%	3	pts
Renewal premium change	8%	5%	3	pts	3%	5%	(2)	pts
Retention	67%	77%	(10)	pts	67%	81%	(14)	pts
New business	$75	$82	(9)%		$155	$175	(11)%

Life & Group - Results of Operations

Periods ended June 30	Three Months				Six Months
(In millions)	2019	2018	Change		2019	2018	Change
Net earned premiums	$130	$131	(1)%		$260	$265	(2)%
Net investment income	205	198			409	398
Other revenues	—	—			1	1
Total operating revenues	335	329	2		670	664	1
Insurance claims and policyholders' benefits	309	327			617	630
Other insurance related expenses	30	30			58	60
Other expenses	2	1			4	3
Total claims, benefits and expenses	341	358	5		679	693	2
Core income (loss) before income tax	(6)	(29)			(9)	(29)
Income tax (expense) benefit on core income (loss)	13	19			26	33
Core income (loss)	$7	$(10)	N/M	%	$17	$4	N/M	%

Corporate & Other - Results of Operations

Periods ended June 30	Three Months			Six Months
(In millions)	2019	2018	Change	2019	2018	Change
Net earned premiums	$—	$—		$(1)	$—
Net investment income	7	6		14	11
Other revenues	1	(1)		1	(1)
Total operating revenues	8	5	60%	14	10	40%
Insurance claims and policyholders' benefits	(12)	(14)		(33)	27
Other insurance related expenses	(1)	—		(3)	—
Other expenses	33	67		70	108
Total claims, benefits and expenses	20	53	62	34	135	75
Core income (loss) before income tax	(12)	(48)		(20)	(125)
Income tax (expense) benefit on core income (loss)	1	9		3	26
Core income (loss)	$(11)	$(39)	72%	$(17)	$(99)	83%

Investment Summary - Consolidated

	June 30, 2019		March 31, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$21,490	$1,836	$20,476	$1,170	$19,164	$396
States, municipalities and political subdivisions:
Tax-exempt	7,784	1,081	7,671	924	7,874	733
Taxable	2,919	426	2,925	375	2,874	334
Total states, municipalities and political subdivisions	10,703	1,507	10,596	1,299	10,748	1,067
Asset-backed:
RMBS	4,797	129	4,832	72	4,826	11
CMBS	2,121	89	2,072	46	2,196	(4)
Other ABS	1,898	33	1,890	13	1,962	(13)
Total asset-backed	8,816	251	8,794	131	8,984	(6)
U.S. Treasury and obligations of government-sponsored enterprises	123	5	164	2	159	3
Foreign government	497	17	513	11	481	1
Redeemable preferred stock	10	—	10	—	10	—
Total fixed maturity securities	41,639	3,616	40,553	2,613	39,546	1,461
Equities:
Common stock	135	—	140	—	148	—
Non-redeemable preferred stock	695	—	674	—	632	—
Total equities	830	—	814	—	780	—
Limited partnership investments	1,785	—	1,876	—	1,982	—
Other invested assets	58	—	59	—	53	—
Mortgage loans	916	—	863	—	839	—
Short term investments	1,519	—	1,474	—	1,286	(1)
Total investments	$46,747	$3,616	$45,639	$2,613	$44,486	$1,460

Net receivable/(payable) on investment activity	$(59)		$(7)		$176

Effective duration (in years)	6.0		6.0		6.0
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	June 30, 2019		March 31, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$13,847	$579	$13,382	$250	$12,844	$(180)
States, municipalities and political subdivisions:
Tax-exempt	650	35	516	28	661	25
Taxable	1,184	84	1,212	75	1,198	68
Total states, municipalities and political subdivisions	1,834	119	1,728	103	1,859	93
Asset-backed:
RMBS	4,675	124	4,675	68	4,671	8
CMBS	2,014	84	1,968	44	2,093	(4)
Other ABS	1,788	27	1,782	8	1,840	(11)
Total asset-backed	8,477	235	8,425	120	8,604	(7)
U.S. Treasury and obligations of government-sponsored enterprises	122	5	137	1	133	3
Foreign government	491	16	508	11	481	1
Redeemable preferred stock	5	—	5	—	5	—
Total fixed maturity securities	24,776	954	24,185	485	23,926	(90)
Equities:
Common stock	135	—	140	—	148	—
Non-redeemable preferred stock	178	—	175	—	164	—
Total equities	313	—	315	—	312	—
Limited partnership investments	1,785	—	1,876	—	1,982	—
Other invested assets	58	—	59	—	53	—
Mortgage loans	654	—	623	—	631	—
Short term investments	1,448	—	1,368	—	1,232	(1)
Total investments	$29,034	$954	$28,426	$485	$28,136	$(91)

Net receivable/(payable) on investment activity	$(149)		$(2)		$106

Effective duration (in years)	4.1		4.2		4.4
Weighted average rating	A-		A-		A-

Investment Summary - Life & Group

	June 30, 2019		March 31, 2019		December 31, 2018
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$7,643	$1,257	$7,094	$920	$6,320	$576
States, municipalities and political subdivisions:
Tax-exempt	7,134	1,046	7,155	896	7,213	708
Taxable	1,735	342	1,713	300	1,676	266
Total states, municipalities and political subdivisions	8,869	1,388	8,868	1,196	8,889	974
Asset-backed:
RMBS	122	5	157	4	155	3
CMBS	107	5	104	2	103	—
Other ABS	110	6	108	5	122	(2)
Total asset-backed	339	16	369	11	380	1
U.S. Treasury and obligations of government-sponsored enterprises	1	—	27	1	26	—
Foreign government	6	1	5	—	—	—
Redeemable preferred stock	5	—	5	—	5	—
Total fixed maturity securities	16,863	2,662	16,368	2,128	15,620	1,551
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	517	—	499	—	468	—
Total equities	517	—	499	—	468	—
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	262	—	240	—	208	—
Short term investments	71	—	106	—	54	—
Total investments	$17,713	$2,662	$17,213	$2,128	$16,350	$1,551

Net receivable/(payable) on investment activity	$90		$(5)		$70

Effective duration (in years)	8.9		8.7		8.4
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

June 30, 2019	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$40	$—	$540	$40	$4,435	$512	$14,382	$1,253	$2,093	$31	$21,490	$1,836
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,806	276	3,221	438	2,399	285	342	81	16	1	7,784	1,081
Taxable	—	—	422	34	1,813	247	663	144	21	1	—	—	2,919	426
Total states, municipalities and political subdivisions	—	—	2,228	310	5,034	685	3,062	429	363	82	16	1	10,703	1,507
Asset-backed:
RMBS	4,173	79	194	4	20	1	51	—	11	—	348	45	4,797	129
CMBS	40	—	332	19	710	40	227	9	519	16	293	5	2,121	89
Other ABS	—	—	69	—	119	1	1,016	8	679	22	15	2	1,898	33
Total asset-backed	4,213	79	595	23	849	42	1,294	17	1,209	38	656	52	8,816	251
U.S. Treasury and obligations of government-sponsored enterprises	123	5	—	—	—	—	—	—	—	—	—	—	123	5
Foreign government	—	—	151	5	274	8	52	3	20	1	—	—	497	17
Redeemable preferred stock	—	—	—	—	—	—	—	—	10	—	—	—	10	—
Total fixed maturity securities	$4,336	$84	$3,014	$338	$6,697	$775	$8,843	$961	$15,984	$1,374	$2,765	$84	$41,639	$3,616

Percentage of total fixed maturity securities	10%		7%		16%		21%		39%		7%		100%

Components of Net Investment Income

	Consolidated
Periods ended June 30	Three Months		Six Months
(In millions)	2019	2018	2019	2018
Taxable fixed income securities	$385	$354	$768	$704
Tax-exempt fixed income securities	80	100	162	205
Total fixed income securities	465	454	930	909
Limited partnership and common stock investments	43	42	139	73
Other, net of investment expense	7	10	17	14
Pretax net investment income	$515	$506	$1,086	$996
Fixed income securities, after tax	$382	$375	$762	$752
Net investment income, after tax	420	416	885	821

Effective income yield for fixed income securities, pretax	4.8%	4.7%	4.8%	4.7%
Effective income yield for fixed income securities, after tax	3.9	3.9	3.9	3.9
Limited partnership and common stock return	2.1	1.8	6.8	3.0

	Property & Casualty and Corporate & Other
Periods ended June 30	Three Months		Six Months
(In millions)	2019	2018	2019	2018
Taxable fixed income securities	$254	$240	$507	$473
Tax-exempt fixed income securities	5	14	11	34
Total fixed income securities	259	254	518	507
Limited partnership and common stock investments	43	42	139	73
Other, net of investment expense	8	12	20	18
Pretax net investment income	$310	$308	$677	$598
Fixed income securities, after tax	$206	$203	$411	$406
Net investment income, after tax	246	245	537	478

Effective income yield for fixed income securities, pretax	4.3%	4.2%	4.3%	4.2%
Effective income yield for fixed income securities, after tax	3.5	3.4	3.4	3.3

	Life & Group
Periods ended June 30	Three Months		Six Months
(In millions)	2019	2018	2019	2018
Taxable fixed income securities	$131	$114	$261	$231
Tax-exempt fixed income securities	75	86	151	171
Total fixed income securities	206	200	412	402
Limited partnership and common stock investments	—	—	—	—
Other, net of investment expense	(1)	(2)	(3)	(4)
Pretax net investment income	$205	$198	$409	$398
Fixed income securities, after tax	$176	$172	$351	$346
Net investment income, after tax	174	171	348	343

Effective income yield for fixed income securities, pretax	5.6%	5.6%	5.6%	5.6%
Effective income yield for fixed income securities, after tax	4.8	4.8	4.8	4.8

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended June 30, 2019 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,470	$8,623	$1,787	$15,880	$3,645	$2,311	$21,836
Ceded	659	710	230	1,599	178	2,123	3,900
Net	4,811	7,913	1,557	14,281	3,467	188	17,936

Net incurred claim & claim adjustment expenses	395	507	147	1,049	260	1	1,310
Net claim & claim adjustment expense payments	(486)	(564)	(140)	(1,190)	(228)	(7)	(1,425)
Foreign currency translation adjustment and other	—	—	2	2	40	—	42

Claim & claim adjustment expense reserves, end of period
Net	4,720	7,856	1,566	14,142	3,539	182	17,863
Ceded	676	724	234	1,634	171	2,061	3,866
Gross	$5,396	$8,580	$1,800	$15,776	$3,710	$2,243	$21,729

Six months ended June 30, 2019 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,465	$8,743	$1,750	$15,958	$3,601	$2,425	$21,984
Ceded	634	745	226	1,605	181	2,233	4,019
Net	4,831	7,998	1,524	14,353	3,420	192	17,965

Net incurred claim & claim adjustment expenses	787	1,016	309	2,112	562	3	2,677
Net claim & claim adjustment expense payments	(899)	(1,158)	(278)	(2,335)	(486)	(13)	(2,834)
Foreign currency translation adjustment and other	1	—	11	12	43	—	55

Claim & claim adjustment expense reserves, end of period
Net	4,720	7,856	1,566	14,142	3,539	182	17,863
Ceded	676	724	234	1,634	171	2,061	3,866
Gross	$5,396	$8,580	$1,800	$15,776	$3,710	$2,243	$21,729

Life & Group Policyholder Reserves

June 30, 2019
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,845	$9,168	$12,013
Structured settlement annuities	523	—	523
Other	14	—	14
Total	3,382	9,168	12,550
Shadow adjustments	157	2,141	2,298
Ceded reserves	171	228	399
Total gross reserves	$3,710	$11,537	$15,247

December 31, 2018
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,761	$9,113	$11,874
Structured settlement annuities	530	—	530
Other	14	—	14
Total	3,305	9,113	12,418
Shadow adjustments	115	1,250	1,365
Ceded reserves	181	234	415
Total gross reserves	$3,601	$10,597	$14,198

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2018 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. For certain products within Small Business, where quantifiable, rate includes the influence of new business as well. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•
Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net investment gains or losses, ii) income or loss from discontinued operations, iii) any cumulative effects of changes in accounting guidance and iv) deferred tax asset and liability remeasurement as a result of an enacted U.S. Federal tax rate change. The calculation of core income (loss) excludes net investment gains or losses because net investment gains or losses are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful